SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

AMARU, INC.

(exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-32695	88-0490089
Commission File Number	IRS Employer Identification Number

62 CECIL STREET, #06-00 TPI BUILDING, SINGAPORE 049710

(Address of principal executive offices)

Registrant's telephone number, including area code: (65) 6332 9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Amaru, Inc., a Nevada corporation (the "Registrant" or the “Company”) will not be filing its annual report on Form 10-K, as planned, because it is unable to obtain the consent of its previous independent registered public accounting firm, Wilson Morgan, LLP (“Wilson Morgan”) with respect to the inclusion of their opinion and audited financial statements for the fiscal year 2011.  Wilson Morgan informed the Company that it cannot locate its back up files and records supporting its 2011 audit, and thus the new audit will have to be done for the fiscal year 2011, the costs of which Wilson Morgan agreed to cover.  The audit of the fiscal year 2012 has been performed by Wei Wei & Co., LLP., the Company's new auditors, however, the report could not have been completed and filed for the reasons stated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARU, INC.

Dated: April 15, 2013	By:	/s/ Chua Leong Hin
Chua Leong Hin
President